EXHIBIT 21
RAYMOND JAMES FINANCIAL, INC.
LIST OF SUBSIDIARIES

The following listing includes all of the registrant's subsidiaries as of September 30, 2014, which are included in the consolidated financial statements:

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Clarivest Asset Management, LLC	Delaware	Eagle Asset Management, Inc.
Eagle Asset Management, Inc.	Florida	Raymond James Financial, Inc.
EB Management I, LLC	Florida	Eagle Asset Management, Inc.
Eagle Boston Investment Management, Inc.	Florida	Eagle Asset Management, Inc.
Eagle Fund Distributors, Inc.	Florida	Eagle Asset Management, Inc.
Eagle Fund Services, Inc.	Florida	Eagle Asset Management, Inc.
Former WT, Inc.	Tennessee	MK Holding, Inc.
Gateway Institutional Tax Credit Fund Ltd.	Florida	Raymond James Tax Credit Funds, Inc.
Gateway Tax Credit Fund II, Ltd.	Florida	Raymond James Tax Credit Funds, Inc.
HBI Investment Funds, LLC	Illinois	Howe Barnes Hoefer & Arnett, Inc.
Heritage International Limited	Mauritius	Raymond James International Holdings, Inc.
Howe Barnes Capital Management, Inc.	Illinois	Howe Barnes Hoefer & Arnett, Inc.
Howe Barnes Hoefer & Arnett, Inc.	Delaware	Raymond James Financial, Inc.
Merchant Bankers, Inc.	Tennessee	MK Holding, Inc.
MK Holding, Inc.	Alabama	Raymond James Financial, Inc.
MK Investment Management, Inc.	Delaware	MK Holding, Inc.
MK Mezzanine Management, LLC	Delaware	Morgan Properties, LLC
MK Preferred Employee Securities Fund, LLC	Delaware	Morgan Keegan Fund Management, Inc.
MOR Associates, LP	Tennessee	Merchant Bankers, Inc.
Morgan Keegan & Company, LLC	Tennessee	Raymond James Financial, Inc.
Morgan Keegan & Associates, LLC	Delaware	MK Holding, Inc.
Morgan Keegan Capital Services, LLC	Delaware	MK Holding, Inc.
Morgan Keegan Employee Investment Fund, LP	Delaware	Merchant Bankers, Inc.
Morgan Keegan Financial Services, LLC	Delaware	MK Holding, Inc.
Morgan Keegan Fund Management, Inc.	Tennessee	MK Holding, Inc.
Morgan Keegan Investment Partners Fund, LP	Delaware	MK Investment Management, Inc.
Morgan Keegan Mezzanine Fund, LP	Delaware	MK Mezzanine Management, LLC
Morgan Keegan Municipal Products, Inc.	Delaware	MK Holding, Inc.
Morgan Keegan Private Equity Employee Fund of Funds II, LP	Delaware	MK Investment Management, Inc.
Morgan Keegan Private Equity Fund of Funds II, LP	Delaware	MK Investment Management, Inc.
Morgan Keegan Private Equity Fund of Funds II Blocker, LLC	Delaware	Morgan Keegan Private Equity QP Fund of Funds II, LP; Morgan Keegan Private Equity Fund of Funds II, LP; Morgan Keegan Private Equity Employee Fund of Funds II, LP
Morgan Keegan Private Equity Fund of Funds II Holdings, LP	Delaware
Morgan Keegan Private Equity QP Fund of Funds II, LP; Morgan Keegan Private Equity Fund of Funds II, LP; Morgan Keegan Private Equity Employee Fund of Funds II, LP;Morgan Keegan Private Equity Fund of Funds II Blocker, LLC

Morgan Keegan Private Equity QP Fund of Funds II, LP	Delaware	MK Investment Management, Inc.
Morgan Properties, LLC	Tennessee	Raymond James Investments, LLC
Preferred Fund of Funds, LLC	Delaware	Morgan Keegan Fund Management, Inc.
Raymond James & Associates, Inc.	Florida	Raymond James Financial, Inc.
Raymond James (USA) Ltd.	Canada	Raymond James Ltd.
Raymond James Affordable Housing Fund 1, LP	Delaware	Raymond James Tax Credit Funds, Inc.

199

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Raymond James Argentina Sociedad De Bolsa, S.A.	Argentina	Raymond James South American Holdings, Inc.
Raymond James Asset Management International, S.A.	France	Raymond James International Holdings, Inc.
Raymond James Bank, National Association	U.S.A.	Raymond James Financial, Inc.
Raymond James Canada, LLC	Florida	Raymond James Financial, Inc.
Raymond James Canadian Acquisition, Inc.	Florida	Raymond James Bank, National Association
Raymond James Canadian Holdings, LLC	Florida	Raymond James Canadian Acquisition, Inc.
Raymond James Capital Inc.	Delaware	Raymond James Financial, Inc.
Raymond James Capital Funding, Inc.	Florida	Raymond James Bank, National Association
Raymond James Capital Partners, LP	Delaware	RJC Partners, LP
Raymond James Community Reinvestment Fund 1, LLC	Florida	Raymond James Bank, National Association
Raymond James Development Tax Credit Fund, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Employee Investment Fund I, L.P.	Delaware	RJEIF, Inc.
Raymond James Employee Investment Fund II, L.P.	Delaware	RJEIF, Inc.
Raymond James Euro Equities	France	Raymond James European Securities S.A.S.
Raymond James European Holdings, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James European Securities S.A.S.	France	Raymond James International Holdings, Inc.
Raymond James Finance Company of Canada, Ltd.	Canada	Raymond James Canadian Holdings, LLC
Raymond James Financial International, Ltd. (U.K.)	U.K.	Raymond James International Holdings, Inc.
Raymond James Financial Management Ltd.	Canada	Raymond James Ltd.
Raymond James Financial Planning Ltd.	Canada	Raymond James Ltd.
Raymond James Financial Products, Inc.	Tennessee	MK Holding, Inc.
Raymond James Financial Services Advisors, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Financial Services, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Global Securities, Limited	British Virgin Islands	Raymond James International Holdings, Inc.; Raymond James South American Holdings, Inc.
Raymond James Indian Country Tax Credit Fund I, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Insurance Group, Inc.	Florida	Raymond James Financial, Inc.
Raymond James International Holdings, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Investments, LLC	Florida	Raymond James Financial, Inc.
Raymond James Investment Services Limited	U.K.	Raymond James Financial, Inc.
Raymond James Latin Advisors Limited	British Virgin Islands	Raymond James Global Securities, Limited
Raymond James Latin America S.A.	Uruguay	Raymond James South American Holdings, Inc.
Raymond James Latin Fund Advisors S.A.	Uruguay	Raymond James South American Holdings, Inc.
Raymond James Ltd.	Canada	Raymond James Canada, LLC
Raymond James Management, LLC	Delaware	Raymond James Investments, LLC
Raymond James Management-Forensics, LLC	Delaware	Raymond James Investments, LLC
Raymond James Management-EPG, LLC	Delaware	Raymond James Investments, LLC
Raymond James Mortgage Company, Inc.	Tennessee	MK Holding, Inc.
Raymond James Multifamily Finance, Inc.	Florida	Raymond James Tax Credit Funds, Inc.
Raymond James Partners, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Research Services, LLC	Florida	Raymond James Financial, Inc.
Raymond James South American Holdings, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James Structured Products, Inc.	Delaware	MK Holding, Inc.
Raymond James Tax Credit Fund 32 - A, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 32 - B, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 33, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 34, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXII, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXV - A, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXV - B, LLC	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Funds, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Trust, National Association	U.S.A.	Raymond James Financial, Inc.

200

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Raymond James Uruguay, S.A.	Uruguay	Raymond James Global Securities, Limited
Residual Partners	Florida	Raymond James Financial, Inc.
RJ Capital Services, Inc.	Delaware	Raymond James Financial, Inc.
RJ Delta Capital S.A.	Argentina	Raymond James South American Holdings, Inc.
RJ Delta Fund Management S.A.	Argentina	Raymond James South American Holdings, Inc.
RJ Equities, Inc.	Florida	Raymond James Financial, Inc.
RJ Government Securities, Inc.	Florida	Raymond James Financial, Inc.
RJ Holdings, Ltd.	Florida	Residual Partners
RJ-Contrarian, LLC	Delaware	RJ Specialist Corp.
RJ Partners, Inc.	Florida	Raymond James Financial, Inc.
RJ Securities, Inc.	Florida	Raymond James Investments, LLC
R J Specialist Corp.	Florida	Raymond James Financial, Inc.
RJA Structured Finance, Inc.	Delaware	Raymond James Financial, Inc.
RJC Event Photos, LLC	Delaware	Raymond James Investments, LLC
RJC Forensics, LLC	Delaware	Raymond James Investments, LLC
RJC Partners LP	Delaware	RJC Partners, Inc.
RJC Partners, Inc.	Delaware	Raymond James Financial, Inc.
RJEIF, Inc.	Delaware	Raymond James Financial, Inc.
RJF Capital Trust I	Delaware	Raymond James Financial, Inc.
RJF Capital Trust II	Delaware	Raymond James Financial, Inc.
RJF Capital Trust III	Delaware	Raymond James Financial, Inc.
RJTCF Disposition Corporation	Florida	Raymond James Tax Credit Funds, Inc.
RJTCF Disposition Fund, LLC	Florida	Raymond James Tax Credit Funds, Inc.
SLG Partners, LP	Delaware	SLG Partners GP, LLC
SLG Partners GP, LLC	Delaware	Raymond James Investments, LLC; Raymond James Management, LLC
Value Partners, Inc.	Florida	Raymond James Tax Credit Funds, Inc.

201